SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2009

MERRILL LYNCH DEPOSITOR, INC.
(on behalf of INDEXPLUS TRUST SERIES 2003-1)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31941 (Commission File Number)	13-3891329 (I. R. S. Employer Identification No.)

World Financial Center, New York, New York (Address of principal executive offices)	10080 (Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000

INFORMATION TO BE INCLUDED IN REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations

        Not applicable.

Section 2. Financial Information

        Not applicable.

Section 3. Securities and Trading Markets

        Not applicable.

Section 4. Matters Related to Accountants and Financial Statements

        Not applicable.

Section 5. Corporate Governance and Management

        Not applicable.

Section 6. Asset-Backed Securities

        Not applicable.

Section 7. Regulation FD

        Not applicable.

Section 8. Other Events

Item 8.01 Other events

99.1	Distribution to holders of the INDEXPLUS Trust Certificates Series 2003-1 on June 22, 2009.

        For information with respect to the underlying securities held by INDEXPLUS Trust Series 2003-1, please refer to the respective periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information on file with the Securities and Exchange Commission (the “SEC”) of: The Boeing Company (Commission file number 001-00442); Citigroup Inc. (Commission file number 001-09924); Credit Suisse First Boston (USA), Inc. (Commission file number 001-06862); DaimlerChrysler North America Holding Corporation (Commission file number 333-13160); DaimlerChrysler AG (Commission file number 001-14561); Ford Motor Company (Commission file number 001-03950); General Electric Capital Corporation (Commission file number 001-06461); General Motors Acceptance Corporation (Commission file number 001-03754); The Goldman Sachs Group, Inc. (Commission file number 001-14965); Johnson & Johnson (Commission file number 001-03215); Federated Retail Holdings, Inc. (Commission file number 333-42940); The May Department Stores Company, LLC (Commission file number 001-00079); Time Warner Inc. (Commission file number 001-15062); Time Warner Companies, Inc. (Commission file number 001-08637); Turner Broadcasting System, Inc. (Commission file number 001-08911); United States Department of Treasury; Valero Energy Corporation (Commission file number 001-13175); Verizon Communications Inc. (Commission file number 001-08606); Verizon Global Funding Corp. (Commission file number 333-73612); Viacom Inc. (Commission file number 001-09553); Viacom International Inc. (Commission file number 001-15153) and Weyerhaeuser Company (Commission file number 001-04825). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC’s Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the respective underlying securities issuers have filed electronically with the SEC.

        Although we have no reason to believe the information concerning the underlying securities or the underlying securities issuers contained in the underlying securities issuers’ Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuers (including, without limitation, no investigation as to their financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the respective underlying securities issuers as you would obtain and evaluate if you were investing directly in the respective underlying securities or in other securities issued by the respective underlying securities issuers. There can be no assurance that events affecting the respective underlying securities or the respective underlying securities issuers have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable

(d)	Exhibits.

99.1	Trustee’s report in respect of the June 22, 2009 distribution to holders of the INDEXPLUS Trust Certificates Series 2003-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.

Date: June 29, 2009	By: /s/ Steven O’Neill
Name: Steven O’Neill Title: Director

EXHIBIT INDEX

99.1	Trustee’s report in respect of the June 22, 2009 distribution to holders of the INDEXPLUS Trust Certificates Series 2003-1.